ANNUAL REPORT

                               AUGUST 31, 1996

                                  TOWER
                                MUTUAL FUNDS

                       TOWER CAPITAL APPRECIATION FUND

                    TOWER LOUISIANA MUNICIPAL INCOME FUND

                         TOWER TOTAL RETURN BOND FUND

                      TOWER U.S. GOVERNMENT INCOME FUND

                            TOWER CAS RESERVE FUND

                    TOWER U.S. TREASURY MONEY MARKET FUND




TABLE OF CONTENTS

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PRESIDENT'S MESSAGE........................................................    1
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MANAGEMENT DISCUSSION & ANALYSIS...........................................    2
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PORTFOLIOS OF INVESTMENTS..................................................   14
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NOTES TO PORTFOLIO OF INVESTMENTS..........................................   28
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STATEMENTS OF ASSETS AND LIABILITIES.......................................   30
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STATEMENTS OF OPERATIONS...................................................   32
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STATEMENTS OF CHANGES IN NET ASSETS........................................   34
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FINANCIAL HIGHLIGHTS.......................................................   36
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COMBINED NOTES TO FINANCIAL STATEMENTS.....................................   38
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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS..........................   43
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 . Shares of the Tower Mutual Funds are not deposits or obligations of Hibernia
   National Bank or its affiliates, are not endorsed or guaranteed by Hibernia National Bank or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

 . Investment in the shares of the Tower Mutual Funds involves investment risks, including the possible loss of principal amount invested.

 . Tower Cash Reserve Fund and Tower U.S. Treasury Money Market Fund attempt to maintain a stable net asset value of $1.00 per share; there can be no assurance that these Funds will be able to do so.
--------------------------------------------------------------------------------




PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Tower Mutual Funds. The Report, which covers the 12-month period ended August 31, 1996, includes an interview with each fund's portfolio manager, as well as a complete list of investments and financial statements for each fund.

Please note the following highlights for each fund over the 12-month period:

   . TOWER CAPITAL APPRECIATION FUND continued to perform well in a favorable stock market environment. The fund achieved a total return of 18.03% through dividends of $0.19 per share, capital gains of $0.84 per share, and an 11% increase in net asset value.* At the end of the reporting period, net assets stood at more than $169 million.

   . TOWER LOUISIANA MUNICIPAL INCOME FUND paid double-tax-free dividends** of
     $0.60 per share. Amid rising interest rates that impacted bond prices early in 1996, the fund's net asset value decreased only slightly. Nevertheless, a healthy income stream helped the fund produce a total return of 5.04%.* Net assets totaled more than $65 million at the end of the reporting period.
   . TOWER TOTAL RETURN BOND FUND paid a healthy dividend stream totaling $0.57 per share. Despite a rising interest rate environment early in 1996 that caused bond prices to fall, the fund's diversified portfolio achieved a positive total return of 2.90%.* At the end of the reporting period, net assets stood at more than $71 million.

   . TOWER U.S. GOVERNMENT INCOME FUND paid dividends of $0.69 per share.
     Despite a rising interest rate environment early in 1996 that impacted bond prices, the fund's income stream helped it achieve a positive total return of 3.72%.* At the end of the reporting period, net assets stood at more than $37.5 million.

   . TOWER CASH RESERVE FUND paid dividends of $0.05 per share. At the end of the reporting period, net assets stood at more than $168 million.

   . TOWER U.S. TREASURY MONEY MARKET FUND paid dividends of $0.05 per share. At the end of the reporting period, net assets stood at more than $136 million.

Thank you for selecting one or more of the Tower Mutual Funds to put your money to work. We will continue to keep you up-to-date on your investment progress through the highest quality service possible.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President
October 15, 1996

 *Performance quoted represents past performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns quoted above are based on net asset value and do not reflect the maximum sales charge of 3.00%. Total returns based on offering price for the 12-month period are as follows:
  Tower Capital Appreciation Fund, 14.47%; Tower Louisiana Municipal Income Fund, 1.89%; Tower Total Return Bond Fund, (0.18%); and Tower U.S. Government Income Fund, 0.64%.

**Income may be subject to the federal alternative minimum tax.

                                                                               1


MANAGEMENT DISCUSSION & ANALYSIS

TOWER CAPITAL APPRECIATION FUND


Q After a memorable 1995, the stock market experienced a degree of volatility in 1996. What is your analysis of the market's performance during the period?

A The market experienced a period of less liquidity and has been more reactive to news in 1996 versus 1995. However, the trend still appears to be positive.

Q In this environment, how did Tower Capital Appreciation Fund perform in terms of total return over the 12-month period ended August 31, 1996?

A The fund produced a total return of 18.03%, based on net asset value,* versus 18.73% for Standard & Poor's 500 Composite Stock Index ("S&P 500").**

Q The fund is managed to bring shareholders the long-term growth potential of stocks by investing across the entire spectrum of sectors that make up the S&P 500. Its portfolio focuses on well-known, established leaders. What fundamental qualities do the fund's holdings share?

A Ultimately, the fund's holdings share the characteristic of consistent and predictable earnings growth potential.

Q    What is your outlook for stocks as we approach the end of 1996?


A We believe that the bull market is intact, and we look for modest positive returns as the year draws to a close.

 * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

** Standard & Poor's 500 Composite Stock Index is an unmanaged composite index of common stocks in industry, transportation, and financial and public utility companies, that compares total returns of funds whose portfolios are invested primarily in common stocks. Investments cannot be made in an index.

2


TOWER CAPITAL APPRECIATION FUND

         GROWTH OF $10,000 INVESTED IN TOWER CAPITAL APPRECIATION FUND

     The graph below illustrates the hypothetical investment of $10,000 in Tower Capital Appreciation Fund (the "Fund") from October 14, 1988 (start of performance) to August 31, 1996, compared to the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").+
GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A


AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1996
1 Year                                                      14.47%
5 Year                                                      11.83%
Start of Performance (10/14/88)                             13.82%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge which was 4.50% at the start of performance ($10,000 investment minus $450 sales charge=$9,550). For the period from October 31, 1993 to August 31, 1996, the sales charge was reduced to 3.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects the 3.00% sales charge as of August 31, 1996.

                                                                               3


TOWER LOUISIANA MUNICIPAL INCOME FUND
Q After a positive 1995, the bond market overall has been adversely impacted by interest rate increases in 1996. How have municipal bonds fared?

A The municipal bond market outperformed the taxable bond market during 1996. The reasons for this performance were twofold. First, the fog of pending income tax reform lifted, which eliminated investor fears that Congress might somehow eliminate the tax free advantage of municipal bonds. Second, the continued lack of new supply to the market left more buyers scrambling for fewer bonds. The market reached equilibrium and should move in unison for the coming months.

Q How did Tower Louisiana Municipal Income Fund perform during the 12-month period ended August 31, 1996?

A For the 12-month period ended August 31, 1996, Tower Louisiana Municipal Income Fund posted a 5.04% total rate of return, based on net asset value.* This performance compared favorably to the market performance overall of 4.43% as measured by the Lehman Brothers 10-year State General Obligations Bond Index.**

Q Has tax-reform--which had caused a great deal of fanfare amid the presidential primaries-- become a non-issue for the municipal bond market?

A True tax reform has become a secondary issue for the markets as both major-party presidential candidates seem to be advocating a simple cut in the income tax rates before considering a major overhaul in the current system. In general, however, Democrats appear to be less likely to change or eliminate the current code than Republicans. Any changes would likely take years to implement and at this juncture there does not appear to be any foreseeable threat.

Q With a rising interest rate environment adversely affecting bond prices, income plays a key role in the fund's performance. How has this affected your strategy?

A In flat-to-rising interest rate environments as we have experienced thus far in 1996, income plays a significant role in the performance of the fund. The fund's relative performance, as compared to the Lehman Brothers 10-Year State General Obligations Bond Index over the last year, has been due largely to the ownership of higher coupon but shorter-term callable bonds. The bonds serve to cushion the portfolio against the effects of a falling market.

 * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers 10-Year State General Obligations Bond Index is an unmanaged index comprised of state general obligation debt issues with maturity ranges between 9 and 11 years. Investments cannot be made in an index.

4

Q What is your outlook for the municipal market as we approach the close of 1996?

A The prospect for municipal bonds, as well as most fixed income securities, seems to be positive for the remainder of 1996 and 1997. Conflicting economic data will likely keep the markets extremely volatile but within their recent trading range until early 1997. A slower economy in early 1997 should diminish the risk of inflation and allow bond prices to move higher.

                                                                               5


TOWER LOUISIANA MUNICIPAL INCOME FUND

      GROWTH OF $10,000 INVESTED IN TOWER LOUISIANA MUNICIPAL INCOME FUND

     The graph below illustrates the hypothetical investment of $10,000 in Tower Louisiana Municipal Income Fund (the "Fund"), from October 14, 1988 (start of performance) to August 31, 1996, compared to the Lehman Brothers Ten-Year Insured Index ("LTYII").+

GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX B

AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1996
1 Year                                                        1.89%
5 Year                                                        6.50%
Start of Performance (10/14/88)                               6.93%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 +The LTYII is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550), which was effective on October 14, 1988. Effective October 31, 1993, the maximum sales charge was reduced to 3.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The LTYII has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

6


TOWER TOTAL RETURN BOND FUND


Q The bond market overall has been adversely affected by rising interest rates in 1996--after a positive economic environment for bonds in 1995. With 1996 past its midpoint, what is your brief review of the economy and its impact on the bond market?

A The fixed income markets turned sour in February of 1996 after experiencing double-digit returns in 1995. The bond market's sudden reversal was brought on by an unexpected acceleration in business and construction activity and renewed investor concerns over rising inflation. As we move forward toward 1997 it becomes more apparent that what we have is much fear of inflation, but no inflation itself. We anticipate a stabilization in bond prices in the near term with a move up occurring in early 1997.

Q How did Tower Total Return Bond Fund perform over the 12-month period ended August 31, 1996?

A Despite the recent bond market declines, Tower Total Return Bond Fund posted a positive total return for the fiscal year ended August 31, 1996. The fund experienced a 2.90% total rate of return*, based on net asset value, for the year, while the bond market overall as represented by the Salomon Brothers Broad Investment-Grade Bond Index** returned 4.11%.

Q    How were the fund's assets allocated at the end of the period and why?

A Current investment strategy has the fund's assets heavily invested in U.S. Treasury and agency securities. These securities offer high quality, attractive yield and good call protection. As of August 31, 1996, 52.2% and 10.5% of the fund assets, based on market value, were invested in Treasury and agency securities respectively. Agency Mortgage related investments comprised 19.6% of the fund while asset-backed securities totaled 5.2%. These investments generally offer higher yields over comparable Treasuries and help boost portfolio income. The fund also held minor positions in corporate bonds (8.5%) and short-term cash investments (4.0%).

 * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged index designed to provide the investment-grade bond manager with an all-inclusive universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark. Investments cannot be made in an index.

                                                                               7

Q What is your outlook for interest rates for the balance of 1996 and beyond, and do you anticipate making any portfolio adjustments in response?

A Looking ahead to the balance of 1996 and beyond, we expect bond prices to move within a narrow range until the new year. The presidential election, unclear Federal Reserve Board (the "Fed") policy and conflicting economic data should hold both the bulls and bears at bay. We believe the coming year should bring better times for investors as evidence of a slowing economy appears and bond prices begin to move higher.

8

TOWER TOTAL RETURN BOND FUND

           GROWTH OF $10,000 INVESTED IN TOWER TOTAL RETURN BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in Tower Total Return Bond Fund (the "Fund") from November 2, 1992 (start of performance) to August 31, 1996, compared to the Salomon Brothers Broad Investment Grade Bond Index ("SBBIGBI").+

GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX C

AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1996
1 Year                                                    (0.18%)
Start of Performance (11/2/92)                             4.56%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

+ The SBBIGBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550), which was effective on November 2, 1992. Effective May 1, 1994, the maximum sales charge was reduced to 3.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The SBBIGBI has been adjusted to reflect reinvestment of dividends on securities in the index.
**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

                                                                               9


TOWER U.S. GOVERNMENT INCOME FUND

Q After a positive economic environment for bonds in 1995, the market was adversely impacted by rising interest rates early in 1996. With 1996 past it midpoint, what is your brief review of the economy and its impact on the government market?

A The current economy has perplexed many an economist--as well as Central Bankers. 1996 has seen strong growth and large gains in employment but little or no inflationary price pressure. For the 12-month period ended August 31, 1996, consumer prices were only up 2.9%. This comes on the heels of a 2.5% price rise for the previous 12-month period, the lowest since 1986. As inflation expectations ease, real rates of interest can only decline, making bonds a good buy. If the economy, seemingly on a delicate fulcrum, swings in the direction of a slowdown, bond values should only be further enhanced.

Q How did Tower U.S. Government Income Fund perform in terms of income and total return over the 12-month period ended August 31, 1996?

A The total return of the fund for the 12-month period ended August 31, 1996 was 3.72%, based on net asset value,* and the income component was 6.88%. As of August 31, 1996, the 30-day SEC yield for the fund was 6.20%. The negative difference between the two was a slight decline in the fund's net asset value due to a downturn in bond prices caused by higher interest rates.
Q In this difficult environment, the mortgage-backed sector has been relatively brighter than other fixed-income sectors. How were the fund's assets allocated at the end of the period among mortgage-backed securities and Treasuries?

A As of August 31, 1996 the fund's assets, based on net asset value, were allocated as follows: mortgage-backed securities 42.6%; Treasuries 28.7%; agencies 27.7%; and cash 1.0%. Within the mortgage-backed category we are holding slightly more collateralized mortgage obligations than pass-thru securities although we believe both types represent excellent values in an interest rate environment similar to our current one. In general, we slightly favor higher coupon mortgages as a defensive measure.

Q What is your outlook for interest rates for the balance of 1996, and do you anticipate making any portfolio adjustments in response?

A We anticipate that bond rates will stay neutral or decline slightly for the remainder of 1996 as the economy gradually cools off. In line with this forecast, we will stay slightly long in our neutral duration target and continue to look for value bargains in adjusting the portfolio.

 * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

10


TOWER U.S. GOVERNMENT INCOME FUND

        GROWTH OF $10,000 INVESTED IN TOWER U.S. GOVERNMENT INCOME FUND
     The graph below illustrates the hypothetical investment of $10,000 in Tower U.S. Government Income Fund (the "Fund"), from October 14, 1988 (start of performance) to August 31, 1996, compared to the Salomon Brothers Medium Term Broad Index ("SBMTBI").+

GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX D

AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1996
1 Year                                                0.64%
5 Year                                                5.36%
Start of Performance (10/14/88)                       7.19%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 +The SBMTBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550), which was effective on October 14, 1988. Effective October 31, 1993, the maximum sales charge was reduced to 3.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The SBMTBI has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

                                                                              11


TOWER CASH RESERVE FUND

Q What was the interest rate environment over the 12-month period ended August 31, 1996, and how did the money markets react?

A The interest rate environment over the period was schismatic. The first half of the period saw declining interest rates and the last half of the period experienced rising rates. Interest rates were spurred lower by two quarter-point Fed Funds target rate decreases by the Fed and moved higher after strong economic news gave the markets reason to believe the Fed would reverse course and increase rates.

Q In this environment, how did Tower Cash Reserve Fund perform for shareholders?

A The 7-day net yield for Tower Cash Reserve Fund was 5.01% at August 31, 1995 and 4.51% on August 31, 1996.* The decrease in net yield was a reflection of short-term rates going lower between the two period dates. The total net return during the fiscal year ended August 31, 1996 was 4.79%.*

Q What was your strategy during the period in terms of average maturity and portfolio mix?

A Our average maturity strategy was driven equally by a combination of factors: the relative attractiveness of overnight repurchase agreement rates, availability of prime commercial paper in the marketplace, and our internal view of the economy and subsequently the likelihood of Fed rate action. During the first half of the period, the U.S. economy was clearly cooling off and we extended maturities to lock in higher interest rates before the Fed moved to lower them. In the last half of the period, we shortened that maturity position as the Fed moved from a position of lowering short-term rates to one of a neutral posture.

Q As 1996 draws to a close, what is your overall outlook for the economy and short-term interest rates?

A Slowing growth and benign inflation should characterize the U.S. economy for the rest of 1996. However, the Fed may have to raise short-term rates slightly if they believe our current low rate of unemployment and subsequent pressures on wages will be inflationary. The Fed will be closely examining the wage and price data of the upcoming months. If price pressures remain dormant, the Fed may stay on the sidelines and short-term rates would trend slightly downward.

* Performance quoted represents past performance and is not indicative of future results. Yield will vary.

12


TOWER U.S. TREASURY MONEY MARKET FUND

Q The 12-month period ended August 31, 1996 was characterized by decidedly different interest rate environments. Can you comment?

A The first half of the period saw falling long-term rates, an accommodative Fed easing of short-term rates and concern about a slowing economy. The sharp decrease in U.S. unemployment reported in February, 1996, was the trumpet that sounded the end of that concern. For the last half of the period, short- and long-term rates moved higher as more economic data signaling a strengthening economy followed. By August, 1996 rates had seemingly stabilized as we were given economic data of conflicting nature.
Q As a result, where did the 7-day net yield of Tower U.S. Treasury Money Market Fund stand at the beginning and end of the period?

A As of August 31, 1995, the 7-day net yield of Tower U.S. Treasury Money Market Fund was 5.26%.* The yield had declined slightly to 4.81% by August 31, 1996* due to lower overall short-term rates. The decrease was in line with the 0.50% decline in the Fed Funds target rate over the period.

Q    What was your strategy during the period in terms of average maturity?

A Our average maturity strategy was guided by our overall desire to maintain a high percentage of the portfolio, approximately 50%, in overnight repurchase agreements with the remainder in the highest yielding Treasury bills available to us using a laddered approach to minimize reinvestment risk. Typically, this led to an average maturity in the 30- to 40-day range.

Q As 1996 draws to a close, what is your overall outlook for the economy and short-term interest rates?

A During the remainder of 1996, we look for the economy to continue to show mixed signals but trend toward slowing growth after a heated second quarter. As a result, we see slightly lower short-term rates off of current levels for the remainder of 1996.

* Performance quoted represents past performance and is not indicative of future results. Yield will vary.

                                                                              13


                                                           TOWER MUTUAL FUNDS
 Portfolios of Investments                                 August 31, 1996

CAPITAL APPRECIATION FUND

  Shares                                    Value
             COMMON STOCKS97.2%
             AEROSPACE & DEFENSE0.9%
    29,500   Rockwell International
             Corp.                       $ 1,534,000
                                         -----------
             AUTOMOBILE1.8%
    60,000   Chrysler Corp.                1,747,500
    39,800   Ford Motor Co.                1,333,300
                                         -----------
             Total                         3,080,800
                                         -----------
             COMMERCIAL
             SERVICES0.3%
    22,200   Equifax, Inc.                   566,100
                                         -----------
             CONSUMER DURABLES2.9%
    30,000   Black & Decker Corp.          1,185,000
    32,400   Brunswick Corp.                 684,450
    15,500   Eastman Kodak Co.             1,123,750
    33,800   Goodyear Tire & Rubber Co.    1,542,125
    10,000   Hasbro, Inc.                    367,500
                                         -----------
             Total                         4,902,825
                                         -----------
             CONSUMER
             NON-DURABLES12.3%
    26,200   Avon Products, Inc.           1,254,325
   ]18,800   Campbell Soup Co.             1,224,350
    30,900   Clorox Co.                    2,893,013
    82,900   Coca-Cola Co.                 4,145,000
    20,300   Gillette Co.                  1,294,125
    15,850   Hershey Foods Corp.           1,380,931
    10,700   Nike, Inc.                    1,155,600
    84,650   PepsiCo, Inc.                 2,433,687
    34,400   Philip Morris Cos., Inc.      3,087,400
    64,150   Sara Lee Corp.                2,020,725
                                         -----------
             Total                        20,889,156
                                         -----------
             CONSUMER SERVICES3.5%
    31,168   Disney (Walt) Co.             1,776,575
    17,200   (a)King World
             Productions, Inc.               606,300
    32,100   Marriott International,
             Inc.                          1,761,487
    58,000   New York Times Co.            1,812,500
                                         -----------
             Total                         5,956,862
                                         -----------

  Shares                                    Value
             ELECTRICAL EQUIPMENT1.1%
    31,100   Honeywell, Inc.             $ 1,807,688
                                         -----------
             ELECTRONIC
             TECHNOLOGY7.2%
    11,500   (a)Adaptec, Inc.                573,562
    31,200   (a)Cisco Systems, Inc.        1,645,800
    19,500   (a)Compaq Computer Corp.      1,104,187
    31,600   Harris Corp.                  1,943,400
    29,600   Intel Corp.                   2,362,450
    30,500   Sun Microsystems, Inc.        1,658,437
    15,750   (a)Tellabs, Inc.                998,156
    16,500   United Technologies Corp.     1,860,375
                                         -----------
             Total                        12,146,367
                                         -----------
             ENERGY MINERALS7.5%
    18,500   Amoco Corp.                   1,276,500
     7,200   Atlantic Richfield Co.          840,600
    18,300   British Petroleum, Ltd.,
             ADR                           2,154,825
    36,000   Exxon Corp.                   2,929,500
    22,650   Mobil Corp.                   2,553,787
     3,500   Royal Dutch Petroleum Co.,
             ADR                             522,812
    18,800   Texaco, Inc.                  1,668,500
    24,200   Unocal Corp.                    828,850
                                         -----------
             Total                        12,775,374
                                         -----------
             FINANCE13.7%
     3,908   Aetna, Inc.                     258,419
    18,500   Allstate Corp.                  825,562
    33,200   BankAmerica Corp.             2,573,000
    19,400   CIGNA Corp.                   2,252,825
    30,700   Citicorp                      2,555,775
    35,575   Comerica, Inc.                1,734,281
    40,300   First Chicago NBD Corp.       1,717,787
    44,950   First Union Corp.             2,871,181
    19,400   Merrill Lynch & Co., Inc.     1,188,250
    41,600   Morgan Stanley Group, Inc.    1,986,400
    33,650   NationsBank Corp.             2,864,456
    40,950   Providian Corp.               1,694,306
    10,900   (a)SunAmerica, Inc.             742,563
                                         -----------
             Total                        23,264,805
                                         -----------


(See Notes to Portfolios of Investments)

14

CAPITAL APPRECIATION FUND (continued)

  Shares                                    Value
             HEALTH SERVICES0.7%
    20,400   Columbia/HCA Healthcare
             Corp.                       $ 1,150,050
                                         -----------
             HEALTH TECHNOLOGY9.1%
    31,200   Abbott Laboratories           1,407,900
    36,000   Becton, Dickinson & Co.       1,471,500
    30,100   Bristol-Myers Squibb Co.      2,641,275
    46,800   Johnson & Johnson             2,304,900
    40,600   Merck & Co., Inc.             2,664,375
    35,700   Pfizer, Inc.                  2,534,700
    42,100   Schering Plough Corp.         2,352,338
                                         -----------
             Total                        15,376,988
                                         -----------
             INDUSTRIAL SERVICES0.9%
    11,800   Fluor Corp.                     755,200
    10,600   Schlumberger Ltd.               894,375
                                         -----------
             Total                         1,649,575
                                         -----------
             NON-ENERGY MINERALS1.2%
    26,000   Nucor Corp.                   1,215,500
    12,400   Phelps Dodge Corp.              750,200
                                         -----------
             Total                         1,965,700
                                         -----------
             PROCESS INDUSTRIES5.3%
    41,900   Crown Cork & Seal Co.,
             Inc.                          1,958,825
    29,600   Du Pont (E.I.) de Nemours
             & Co.                         2,430,900
    68,000   Monsanto Co.                  2,184,500
    38,100   Praxair, Inc.                 1,566,863
    16,600   Temple-Inland, Inc.             819,625
                                         -----------
             Total                         8,960,713
                                         -----------
             PRODUCER
             MANUFACTURING6.4%
    12,400   Allied-Signal, Inc.             765,700
    17,400   Emerson Electric Co.          1,457,250
    50,100   General Electric Co.          4,164,563
     5,700   Harsco Corp.                    346,988
    39,600   Ingersoll-Rand Co.            1,692,900
    11,500   Textron, Inc.                   981,813
    27,950   Xerox Corp.                   1,533,756
                                         -----------
             Total                        10,942,970
                                         -----------
             RETAIL TRADE5.3%
    41,500   American Stores Co.           1,706,688
    27,600   Dayton-Hudson Corp.             952,200
    75,200   Gap (The), Inc.               2,632,000

  Shares
    or
Principal
  Amount                                    Value
    49,800   Sears, Roebuck & Co.        $ 2,191,200
    46,800   TJX Cos., Inc.                1,497,600
                                         -----------
             Total                         8,979,688
                                         -----------
             TECHNOLOGY SERVICES4.0%
    40,650   Computer Associates
             International, Inc.           2,134,125
    24,700   (a)Microsoft Corp.            3,025,750
    45,300   (a)Oracle Corp.               1,596,825
                                         -----------
             Total                         6,756,700
                                         -----------
             TRANSPORTATION2.1%
     9,500   (a)AMR Corp.                    779,000
    30,000   CSX Corp.                     1,518,750
     4,900   Norfolk Southern Corp.          408,538
    21,500   Tidewater, Inc.                 825,063
                                         -----------
             Total                         3,531,351
                                         -----------
             UTILITIES11.0%
    26,000   AT&T Corp.                    1,365,000
    10,300   Ameritech Corp.                 531,738
    36,000   Bell Atlantic Corp.           2,025,000
    64,100   BellSouth Corp.               2,323,625
    55,900   Edison International            971,263
    79,000   GPU, Inc.                     2,488,500
    42,800   GTE Corp.                     1,685,250
    60,200   Pinnacle West Capital
             Corp.                         1,730,750
    30,900   SBC Communications, Inc.      1,440,713
    58,000   Sprint Corp.                  2,356,250
    35,600   Williams Cos., Inc. (The)     1,775,550
                                         -----------
             Total                        18,693,639
                                         -----------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST
             $131,697,215)               164,931,351
                                         -----------
             (B)REPURCHASE
             AGREEMENT2.6%
$4,380,000   HSBC Securities, Inc.,
             5.19%, dated 8/30/96, due
             9/3/96 (at amortized cost)    4,380,000
                                         -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $136,077,215)               $169,311,351
                                         -----------
                                         -----------


(See Notes to Portfolios of Investments)

                                                                              15

LOUISIANA MUNICIPAL
BOND FUND

Principal                              Credit
 Amount                               Rating(d)     Value
            (C)LONG-TERM
            MUNICIPALS100.6%
            LOUISIANA99.7%
$ 200,000   Bossier City, LA, City
            Sales & Use Tax Reve-
            nue Bonds (Series ST-
            1989), 6.875% (FGIC
            INS)/(Original Issue
            Yield: 7.20%),
            11/1/2011                       AAA   $  212,656
  500,000   East Baton Rouge Par-
            ish, LA, City Sales &
            Use Tax Revenue Bonds
            (Series ST), 6.50%
            (AMBAC INS)/ (Original
            Issue Yield: 6.80%),
            2/1/2013                        AAA      526,965
1,250,000   East Baton Rouge Par-
            ish, LA, Sales & Use
            Tax Revenue Bonds
            (Series ST), 5.90%
            (FGIC INS), 2/1/2017            AAA    1,258,750
  930,000   East Baton Rouge Par-
            ish, LA, Sales & Use
            Tax Revenue Bonds
            (Series ST-A), 4.80%
            (FGIC INS)/(Original
            Issue Yield: 5.15%),
            2/1/2011                        AAA      837,307
  300,000   East Baton Rouge Par-
            ish, LA, Sales & Use
            Tax Bond, 7.25% (MBIA
            INS)/(Original Issue
            Yield: 7.40%), 2/1/2006         AAA      323,922
  200,000   East Baton Rouge Par-
            ish, LA, Sales & Use
            Tax Bond, 7.25% (MBIA
            INS)/(Original Issue
            Yield: 7.45%), 2/1/2008         AAA      215,948
  500,000   East Baton Rouge Par-
            ish, LA, Sales & Use
            Tax Revenue Bonds
            (Series ST), 5.20% (FSA
            INS)/(Original Issue
            Yield: 5.65%), 2/1/2017         AAA      462,375
Principal                              Credit
 Amount                               Rating(d)     Value
$  30,000   East Baton Rouge, LA,
            Mortgage Finance
            Authority, Revenue
            Bonds (Series C), 7.90%
            (GNMA COL)/(Original
            Issue Yield: 7.90%),
            2/1/2002                        Aaa   $   31,401
  190,000   East Baton Rouge, LA,
            Mortgage Finance
            Authority, SFM
            Purchasing Revenue
            Bonds (Series B), 5.40%
            (FNMA COL),
            10/1/2025                       Aaa      173,664
1,680,000   East Baton Rouge, LA,
            Mortgage Finance
            Authority, SFM Revenue
            Refunding Bonds (Series
            B), 7.40% (GNMA COL),
            8/1/2012                        Aaa    1,772,282
  820,000   East Baton Rouge, LA,
            Mortgage Finance
            Authority, SFM Revenue
            Refunding Bonds (Series
            C), 7.00%,
            4/1/2032                        Aaa      847,306
1,000,000   Ernest N Morial-New
            Orleans, LA, Exhibit
            Hall Authority, Special
            Tax Refunding Bonds
            (Series C), 5.50% (MBIA
            INS)/(Original Issue
            Yield: 5.58%),
            7/15/2018                       AAA      955,270
1,000,000   Greater New Orleans
            Expressway Commission,
            LA, Revenue Refunding
            Bonds, 6.00% (Louisiana
            Expressway)/(MBIA
            INS)/(Original Issue
            Yield: 6.55%),
            11/1/2016                       AAA    1,009,210


(See Notes to Portfolios of Investments)

16

LOUISIANA MUNICIPAL
BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(d)     Value
            LOUISIANACONTINUED
$1,000,000  Houma, LA, Utilities
            Revenue Refunding
            Bonds, 6.25% (FGIC
            INS)/(Original Issue
            Yield: 6.40%), 1/1/2012         AAA   $1,044,190
1,000,000   Jefferson Parish LA,
            Hospital Service Dis-
            trict No. 2, Hospital
            Revenue Bonds, 5.50%
            (MBIA INS)/(Original
            Issue Yield: 5.924%),
            7/1/2008                        AAA    1,000,960
2,000,000   Jefferson Parish, LA,
            School Board, Sales &
            Use Tax Revenue
            Refunding Bond, 6.25%
            (MBIA INS)/(Original
            Issue Yield: 6.48%),
            2/1/2008                        AAA    2,127,180
1,000,000   Jefferson Parish, LA,
            Drain Sales Tax Reve-
            nue Bond, 6.50% (AMBAC
            INS)/(Original Issue
            Yield: 6.753%),
            11/1/2011                       AAA    1,065,860
  195,000   Jefferson, LA, Housing
            Development Corp.,
            Multifamily Revenue
            Refunding Bonds (Series
            A), 7.375% (Concordia
            Project)/ (FNMA
            COL)/(Original Issue
            Yield: 7.544%),
            8/1/2005                        AAA      209,235
  115,000   Jefferson Parish, LA,
            GO Refunding Bonds,
            7.70% (FGIC INS),
            9/1/2002                        AAA      118,849
1,000,000   Lafayette Parish, LA,
            School Board, Sales Tax
            Revenue Bonds, 4.875%
            (FGIC INS)/ (Original
            Issue Yield: 5.15%),
            4/1/2012                        AAA      901,610
Principal                              Credit
 Amount                               Rating(d)     Value
$1,170,000  Lafayette, LA, Public
            Power Authority,
            Refunding Revenue
            Bonds, 5.50% (AMBAC
            INS), 11/1/2010                 Aaa   $1,150,145
  500,000   Lafayette, LA, Public
            Power Authority,
            Refunding Revenue
            Bonds, 5.50% (AMBAC
            INS), 11/1/2011                 Aaa      488,650
  260,000   Lafayette, LA, Public
            Power Authority,
            Refunding Revenue
            Bonds, 5.50% (AMBAC
            INS), 11/1/2012                 Aaa      253,861
1,650,000   Louisiana HFA, Multi-
            family Housing Revenue
            Refunding Bonds (Series
            A), 6.10% (Woodward
            Wright Apartments
            Project)/ (GNMA COL),
            12/20/2018                      Aaa    1,643,845
  350,000   Louisiana HFA, Multi-
            family Housing Revenue
            Refunding Bonds, 5.85%
            (Woodward Wright
            Apartments
            Project)/(GNMA COL),
            12/20/2008                      Aaa      354,473
1,000,000   Louisiana HFA, Multi-
            family Housing Revenue
            Refunding Bonds, 6.20%
            (Woodward Wright
            Apartments
            Project)/(GNMA COL),
            6/20/2028                       Aaa      994,380
1,000,000   Louisiana HFA, Revenue
            Bond, 7.10% (Villa
            Maria Retirement
            Center)/(GNMA COL),
            1/20/2035                       AAA    1,049,850
  600,000   Louisiana HFA, SFM
            Revenue Bonds (Series
            A-2), 6.55%, 12/1/2026          Aaa      611,046


(See Notes to Portfolios of Investments)

                                                                              17

LOUISIANA MUNICIPAL
BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(d)     Value
            LOUISIANACONTINUED
$  95,000   Louisiana PFA, Health
            and Education Capital
            Facilities Revenue
            Bonds (Series D), 7.90%
            (BIG LOC)/(United
            States Treasury PRF),
            12/1/2015 (@102)                AAA   $  103,949
1,450,000   Louisiana PFA, Health
            and Education Capital
            Facilities, 8.20% (Our
            Lady of Lake
            Regional)/(BIG LOC),
            12/1/2015                       AAA    1,582,254
  575,000   Louisiana PFA, Health
            and Education Capital
            Revenue Refunding Bonds
            (Series D), 7.90% (West
            Jefferson Medical
            Center)/(BIG LOC),
            12/1/2015                       AAA      625,807
  500,000   Louisiana PFA, Hospital
            Revenue Bonds, 5.70%
            (Woman's Hospital
            Foundation)/(FGIC
            INS)/(Original Issue
            Yield: 5.80%),
            10/1/2008                       AAA      506,860
  995,000   Louisiana PFA, Hospital
            Revenue Crossover
            Refunding Bonds (Series
            C), 6.30% (Our Lady of
            Lake Regional)/(MBIA
            INS)/ (Original Issue
            Yield: 6.375%),
            12/1/2016                       AAA    1,035,039
  500,000   Louisiana PFA, Hospital
            Revenue Refunding
            Bonds, 6.40% (Lafayette
            General Medical Center
            Project)/(FSA
            INS)/(Original Issue
            Yield: 6.53%),
            10/1/2012                       AAA      530,200
Principal                              Credit
 Amount                               Rating(d)     Value
$2,045,000  Louisiana PFA, Multi-
            family Housing Revenue
            Bonds (Series A), 7.50%
            (FHLMC COL), 6/1/2021           AAA   $2,185,573
  500,000   Louisiana PFA,
            Refunding Revenue
            Bonds, 5.75% (Alton
            Ochsner Medical Foun-
            dation)/(MBIA INS)/
            (Original Issue Yield:
            6.636%), 5/15/2011              AAA      496,035
  750,000   Louisiana PFA, Revenue
            Bond, 6.00% (General
            Health, Inc.)/(MBIA
            INS)/(Original Issue
            Yield: 6.15%),
            11/1/2012                       AAA      762,015
1,890,000   Louisiana PFA, Revenue
            Refunding Bonds (Series
            A), 6.75% (Bethany Home
            Project)/ (FHA LOC),
            8/1/2025                        AAA    1,948,514
  350,000   Louisiana PFA, Revenue
            Refunding Bonds (Series
            B), 6.50% (Alton
            Ochsner Medical Foun-
            dation)/(MBIA INS)/
            (Original Issue Yield:
            6.743%), 5/15/2022              AAA      370,251
  425,000   Louisiana PFA, Revenue
            Refunding Bonds, 7.60%
            (Jefferson Parish
            Eastbank)/(FGIC INS),
            8/1/2003                        AAA      463,191
  750,000   Louisiana PFA, Revenue
            Refunding Bonds, 7.70%
            (Jefferson Parish
            Eastbank)/(FGIC INS)/
            (Original Issue Yield:
            7.747%), 8/1/2010               AAA      819,420
  670,000   Louisiana PFA, Student
            Opportunity Loans
            Revenue Bonds (Series
            A), 6.80% (FSA INS),
            1/1/2006                        AAA      707,460


(See Notes to Portfolios of Investments)

18

LOUISIANA MUNICIPAL
BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(d)     Value
            LOUISIANACONTINUED
$ 670,000   Louisiana PFA, Student
            Opportunity Loans
            Revenue Bonds (Series
            A), 6.85% (FSA COL),
            1/1/2009                        AAA   $  697,282
  500,000   Louisiana Stadium and
            Expo District, Hotel
            Occupancy Tax and
            Stadium Revenue
            Refunding Bonds (Series
            A), 6.00% (FGIC INS),
            7/1/2016                        AAA      505,315
2,155,000   Louisiana Stadium and
            Expo District, Hotel
            Occupancy Tax and
            Revenue Refunding Bonds
            (Series A), 6.00% (FGIC
            INS)/(Original Issue
            Yield: 6.10%),
            7/1/2024                        AAA    2,174,697
  550,000   Louisiana State Energy
            & Power Authority,
            Revenue Refunding
            Bonds, 6.00%
            (Rodemacher Unit No. 2
            Project)/(FGIC INS)/
            (Original Issue Yield:
            6.962%), 1/1/2013               AAA      554,114
  465,000   Louisiana State Univer-
            sity and Agricultural
            and Mechanical Col-
            lege, Revenue Bonds,
            5.75% (FGIC INS)/
            (Original Issue Yield:
            6.043%), 7/1/2014               AAA      458,332
1,500,000   Louisiana State, GO UT
            Bonds (Series A), 6.10%
            (AMBAC INS)/(Original
            Issue Yield: 6.30%),
            5/1/2011                        AAA    1,550,190
Principal                              Credit
 Amount                               Rating(d)     Value
$ 400,000   Louisiana State, Gas
            and Fuel Tax Revenue
            Bonds (Series A), 7.25%
            (FGIC INS)/(Original
            Issue Yield: 7.45%),
            11/15/2004                      AAA   $  436,340
  750,000   Monroe, LA, School
            District, Special
            School District, GO UT
            Bonds, 5.35% (FGIC
            INS)/ (Original Issue
            Yield: 5.75%), 3/1/2009         AAA      739,455
  525,000   Monroe-Brentwood, LA,
            Housing Development
            Corp., Multifamily
            Housing Mortgage
            Revenue Refunding
            Bonds, 6.50% (FNMA
            COL), 2/1/2010                  Aaa      536,902
1,020,000   Monroe-Brentwood, LA,
            Housing Development
            Corp., Multifamily
            Housing Mortgage
            Revenue Refunding
            Bonds, 6.70% (FNMA
            COL), 8/1/2021                  Aaa    1,036,963
1,500,000   New Orleans, LA,
            Audubon Park, GO LT
            Bonds, 6.00% (FGIC
            INS)/(Original Issue
            Yield: 6.25%),
            10/1/2013                       AAA    1,526,700
1,250,000   New Orleans, LA, Home
            Mortgage Authority, SFM
            Revenue Bonds (Series
            A), 6.65% (GNMA COL),
            9/1/2008                        Aaa    1,307,712
1,000,000   New Orleans, LA, Home
            Mortgage Authority,
            Special Obligation
            Revenue Bonds, 6.25%
            (United States Treasury
            COL)/(Original Issue
            Yield: 6.517%),
            1/15/2011                       AAA    1,068,120


(See Notes to Portfolios of Investments)

                                                                              19

LOUISIANA MUNICIPAL
BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(d)     Value
            LOUISIANACONTINUED
$ 290,000   New Orleans, LA, Hous-
            ing Development Corp.,
            Multifamily Housing
            Refunding Revenue
            Bonds, 7.375% (FNMA
            COL)/(Original Issue
            Yield: 7.544%),
            8/1/2005                        AAA   $  312,835
1,020,000   New Orleans, LA, Hous-
            ing Development Corp.,
            Multifamily Housing
            Revenue Bonds, 7.375%
            (Southwood Patio)/
            (FNMA COL)/(Original
            Issue Yield: 7.544%),
            8/1/2005                        AAA    1,097,112
1,900,000   New Orleans, LA, GO
            Refunding Bond, 6.20%
            (AMBAC INS)/(Original
            Issue Yield: 6.30%),
            10/1/2021                       AAA    1,947,823
2,375,000   New Orleans, LA, GO UT
            Capital Appreciation
            Bonds (AMBAC
            INS)/(Original Issue
            Yield: 7.10%), 9/1/2013         AAA      867,777
2,000,000   New Orleans, LA, GO UT
            Capital Appreciation
            Revenue Bonds (AMBAC
            INS)/(Original Issue
            Yield: 7.15%), 9/1/2016         AAA      600,060
  980,000   New Orleans, LA, GO UT
            Refunding Bonds, 5.875%
            (AMBAC INS)/ (Original
            Issue Yield: 6.00%),
            10/1/2011                       AAA      999,365
  100,000   New Orleans, LA, GO UT
            Refunding Bonds, 6.00%
            (AMBAC INS)/ (United
            States Treasury
            PRF)/(Original Issue
            Yield: 7.40%),
            12/1/2004 (@100)                AAA      100,551
Principal                              Credit
 Amount                               Rating(d)     Value
$ 500,000   Orleans Parish, LA, Law
            Enforcement District,
            GO UT Bonds, 7.10%
            (AMBAC INS)/(Original
            Issue Yield: 7.25%),
            5/1/2010                        AAA   $  537,270
  750,000   Orleans, LA, Levee
            District, Crossover
            Refunding Bonds (Series
            A), 8.125% (MBIA
            INS)/(Original Issue
            Yield: 8.174%),
            11/1/2007                       AAA      770,295
1,000,000   Orleans, LA, Levee Dis-
            trict, Refunding Reve-
            nue Bonds (Series A),
            5.95% (FSA INS)/(Orig-
            inal Issue Yield:
            6.039%), 11/1/2014              AAA    1,006,380
  300,000   Plaquemines Parish LA,
            GO UT Refunding Bonds,
            6.50% (AMBAC
            INS)/(Original Issue
            Yield: 6.65%), 8/1/2008         AAA      325,677
1,300,000   Regional Transportation
            Authority, Revenue
            Refunding Bonds, 8.00%
            (FGIC INS),
            12/1/2008                       AAA    1,414,699
  500,000   St. Tammany Parish, LA,
            Wide School District
            No. 12, GO UT Bonds,
            5.375% (FSA INS),
            3/1/2013                        AAA      477,110
  500,000   Shreveport, LA, Water &
            Sewer, Revenue Bonds
            (Series A), 5.95% (FGIC
            LOC), 12/1/2014                 AAA      502,700
1,485,000   St. Charles Parish, LA,
            Consolidated Water-
            works and Wastewater
            District No. 1, Utility
            Revenue Refunding
            Bonds, 7.15% (MBIA
            INS), 7/1/2016                  AAA    1,644,920


(See Notes to Portfolios of Investments)

20

LOUISIANA MUNICIPAL
BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(d)     Value
            LOUISIANACONTINUED
$1,000,000  St. Charles Parish, LA,
            Public Improvement, UT
            GO Refunding Bonds
            (Series ST-96), 5.25%
            (Original Issue Yield:
            5.45%), 12/1/2009               AAA   $  977,060
  500,000   St. Charles Parish, LA,
            Environmental
            Improvement Revenue
            Bonds, 5.95% (LA Power
            & Light Company)/(FSA
            INS)/(Original Issue
            Yield: 5.986%),
            12/1/2023                       AAA      484,560
1,000,000   St. Charles Parish, LA,
            Solid Waste Disposal
            Revenue Bonds, 7.00%
            (LA Power & Light
            Company)/(AMBAC
            INS)/(Original Issue
            Yield: 7.04%),
            12/1/2022                       AAA    1,088,430
  500,000   St. Landry Parish, LA,
            Consolidated School
            District No. 1, GO UT
            Bonds, 6.10% (MBIA
            INS)/(Original Issue
            Yield: 6.60%), 5/1/2008         AAA      515,375
  375,000   St. Mary Parish, LA,
            Sewage District No. 5,
            Refunding Bonds, 7.60%
            (AMBAC INS), 5/1/2004           AAA      401,708
  400,000   St. Tammany Parish, LA,
            Hospital Service
            District No. 2,
            Hospital Revenue
            Refunding Bonds, 6.125%
            (Connie Lee
            INS)/(Original Issue
            Yield: 6.315%),
            10/1/2011                       AAA      410,720
Principal                              Credit
 Amount                               Rating(d)     Value
$1,000,000  St. Tammany Parish, LA,
            Hospital Service
            District No. 2, Revenue
            Bonds, 6.25% (Connie
            Lee LOC)/(Original
            Issue Yield: 6.40%),
            10/1/2014                       AAA   $1,020,540
  130,000   Terrebonne Parish, LA,
            Hospital Service Dis-
            trict No. 1, Refunding
            Revenue Bonds, 7.50%
            (Terrebonne General
            Medical Center)/(BIG
            INS)/(Original Issue
            Yield: 7.649%),
            4/1/2008                        AAA      138,104
1,225,000   Terrebonne Parish, LA,
            Hospital Service Dis-
            trict No. 1, Revenue
            Refunding Bonds, 7.50%
            (Terrebonne General
            Medical Center)/(BIG
            LOC)/ (Original Issue
            Yield: 7.745%),
            4/1/2015                        AAA    1,301,955
  170,000   Terrebonne Parish, LA,
            Hospital Service Dis-
            trict No. 1, Service
            District No. 1,
            Hospital Revenue
            Refunding Bonds, 7.40%
            (Terrebonne General
            Medical Center)/(BIG
            INS)/ (Original Issue
            Yield: 7.50%), 4/1/2003         AAA      180,341
                                                  ----------
            Total                                 65,493,247
                                                  ----------


(See Notes to Portfolios of Investments)

                                                                              21

LOUISIANA MUNICIPAL
BOND FUND (continued)                                     TOTAL RETURN BOND FUND

Principal                              Credit
 Amount                               Rating(d)     Value
            PUERTO RICO0.9%
$ 600,000   Puerto Rico Municipal
            Finance Agency, Reve-
            nue Bonds (Series A),
            6.00% (FSA INS)/(Orig-
            inal Issue Yield:
            6.30%), 7/1/2014                AAA   $  609,516
                                                  ----------
            TOTAL LONG-TERM
            MUNICIPALS (IDENTIFIED
            COST $63,928,900)                     66,102,763
                                                  ----------
            MUTUAL FUND1.1%
  700,669   Dreyfus Tax Exempt Cash
            Management (at net
            asset value)                             700,669
                                                  ----------
            TOTAL INVESTMENTS
            (IDENTIFIED COST
            $64,629,569)                          $66,803,432
                                                  ----------
                                                  ----------

Principal
 Amount                                     Value
            CORPORATE BONDS/
            ASSET-BACKED
            SECURITIES13.3%
            AUTOMOTIVE1.6%
$1,000,000  Ford Capital BV, Debenture,
            10.125%, 11/15/2000           $1,106,000
                                          ----------
            BANKING3.5%
1,000,000   BankAmerica Corp.,
            Subordinated Note, 7.50%,
            10/15/2002                     1,009,580
1,500,000   Swiss Bank Corp. New York,
            Subordinated Note, 7.25%,
            9/1/2006                       1,480,470
                                          ----------
            Total                          2,490,050
                                          ----------
            FINANCE-RETAIL5.2%
  750,000   American General Finance
            Corp., Note 8.00%,
            2/15/2000                        772,658
1,000,000   CIT Group Securitization
            Corp., 1993-1, Class A2,
            5.75%, 6/15/2018                 977,080
1,000,000   Discover Card Trust 1993-A,
            Class A, 6.25%, 8/16/2000        997,490
1,000,000   Signet Credit Card Master
            Trust, 1993-1, Class A,
            5.20%, 2/15/2002                 975,500
                                          ----------
            Total                          3,722,728
                                          ----------
            UTILITIES3.0%
2,000,000   K N Energy, Inc., Debenture,
            9.625%, 8/1/2021               2,159,780
                                          ----------
            TOTAL CORPORATE
            BONDS/ASSET-BACKED
            SECURITIES (IDENTIFIED COST
            $9,531,621)                    9,478,558
                                          ----------
            GOVERNMENT
            AGENCIES29.2%
            FEDERAL HOME LOAN BANK0.8%
  550,000   7.01%, 6/14/2006                 541,970
                                          ----------
            FEDERAL HOME LOAN
            MORTGAGE CORP. 30-YEAR
            GOLD1.5%
1,000,000   Series 1024, 9.00%,
            11/15/2005                     1,040,850
                                          ----------


(See Notes to Portfolios of Investments)

22

TOTAL RETURN BOND FUND (continued)

Principal
 Amount                                     Value
            FEDERAL NATIONAL MORTGAGE
            CORP. 30-YEAR
            SEASONED0.1%
$   8,402   Pool 34138, 11.00%, 4/1/2010  $    9,292
   13,514   Pool 1804, 11.00%, 4/1/2011       14,489
   17,548   Pool 85131, 11.00%, 5/1/2017      19,539
   12,494   Pool 76204, 11.00%, 6/1/2019      13,911
                                          ----------
            Total                             57,231
                                          ----------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION BOND9.4%
3,000,000   6.22%, 3/13/2006               2,796,150
3,900,000   8.05%, 7/14/2004               3,917,745
                                          ----------
            Total                          6,713,895
                                          ----------
            GOVERNMENT NATIONAL
            MORTGAGE ASSOCIATION
            30-YEAR17.4%
  941,403   Pool 420153, 7.00%,
            9/15/2010                        927,564
  463,985   Pool 345031, 7.00%,
            10/15/2023                       443,101
  492,693   Pool 345090, 7.00%,
            11/15/2023                       470,517
  255,973   Pool 360772, 7.00%,
            2/15/2024                        244,452
  521,685   Pool 302101, 7.00%,
            6/15/2024                        496,571
  599,234   Pool 382074, 7.00%,
            9/15/2025                        569,374
  206,061   Pool 404653, 7.00%,
            9/15/2025                        195,793
  510,936   Pool 408884, 7.00%,
            9/15/2025                        485,476
  787,756   Pool 410108, 7.00%,
            9/15/2025                        748,502
  308,216   Pool 410786, 7.00%,
            9/15/2025                        292,858
  510,493   Pool 415865, 7.00%,
            9/15/2025                        484,642
1,290,305   Pool 418781, 7.00%,
            9/15/2025                      1,226,009
1,516,158   Pool 420157, 7.00%,
            10/15/2025                     1,439,380
1,122,828   Pool 415427, 7.50%,
            8/15/2025                      1,098,114
  187,090   Pool 168511 8.00%, 7/15/2016     189,718
  187,744   Pool 174673, 8.00%,
            8/15/2016                        190,382
   78,510   Pool 177145, 8.00%,
            1/15/2017                         79,613
  135,988   Pool 212660, 8.00%,
            4/15/2017                        137,899
  213,734   Pool 212047, 8.00%,
            5/15/2017                        216,737
  161,471   Pool 217533, 8.00%,
            5/15/2017                        163,034
  229,540   Pool 216950, 8.00%,
            6/15/2017                        231,762
   11,175   Pool 188080, 8.00%,
            9/15/2018                         11,269
  236,319   Pool 302697, 8.00%,
            4/15/2021                        238,162
  139,681   Pool 227430, 9.00%,
            8/15/2019                        146,838
Principal
 Amount                                     Value
            GOVERNMENT NATIONAL
            MORTGAGE ASSOCIATION
            30-YEARCONTINUED
$ 110,961   Pool 279629, 9.00%,
            10/15/2019                    $  116,647
   72,152   Pool 283261, 9.00%,
            11/15/2019                        75,939
  169,334   Pool 287853, 9.00%,
            4/15/2020                        178,011
   65,620   Pool 288967, 9.00%,
            4/15/2020                         68,983
  119,230   Pool 289082, 9.00%,
            4/15/2020                        125,340
  118,647   Pool 288994, 9.00%,
            5/15/2020                        124,727
   83,293   Pool 291100, 9.00%,
            5/15/2020                         87,561
  145,696   Pool 147875, 10.00%,
            3/15/2016                        159,172
  102,717   Pool 253449, 10.00%,
            10/15/2018                       112,152
  164,570   Pool 278300, 10.00%,
            7/15/2019                        179,637
   98,036   Pool 279619, 10.00%,
            9/15/2019                        107,042
   36,012   Pool 288052, 10.00%,
            7/15/2020                         39,309
   59,601   Pool 288570, 10.00%,
            8/15/2020                         65,058
   55,354   Pool 225725, 10.00%,
            9/15/2020                         60,422
  113,003   Pool 292364, 10.00%,
            9/15/2020                        123,349
   60,113   Pool 296315, 10.00%,
            9/15/2020                         65,616
                                          ----------
            Total                         12,416,732
                                          ----------
            TOTAL GOVERNMENT AGENCIES
            (IDENTIFIED COST
            $21,268,861)                  20,770,678
                                          ----------


(See Notes to Portfolios of Investments)

                                                                              23

                                                          U.S. GOVERNMENT
TOTAL RETURN BOND FUND (continued)                        INCOME FUND

Principal
 Amount                                     Value
            TREASURY
            SECURITIES50.8%
            U.S.TREASURY BONDS29.5%
$ 750,000   7.125%, 2/15/2023             $  737,325
2,000,000   7.625%, 11/15/2022             2,081,520
6,000,000   8.875%, 8/15/2017              7,024,140
3,800,000   11.25%, 2/15/2015              5,348,080
4,000,000   12.50%, 8/15/2014              5,775,000
                                          ----------
            Total                         20,966,065
                                          ----------
            U.S.TREASURY NOTES21.3%
7,000,000   5.125%, 4/30/1998              6,877,500
2,500,000   5.625%, 2/15/2006              2,283,600
3,000,000   6.50%, 11/30/1996              3,007,860
2,000,000   6.875%, 5/15/2006              1,989,100
1,000,000   7.00%, 7/15/2006               1,004,080
                                          ----------
            Total                         15,162,140
                                          ----------
            TOTAL TREASURY
            SECURITIES (IDENTIFIED
            COST $36,122,000)             36,128,205
                                          ----------
            (B)REPURCHASE
            AGREEMENT3.9%
2,763,000   HSBC Securities, Inc.,
            5.19%, dated 8/30/1996, due
            9/3/1996 (at amortized cost)   2,763,000
                                          ----------
            TOTAL INVESTMENTS
            (IDENTIFIED COST
            $69,685,482)                  $69,140,441
                                          ----------
                                          ----------

Principal
  Amount                                    Value
             LONG-TERM
             OBLIGATIONS98.4%
             FEDERAL HOME LOAN BANK0.9%
$  350,000   7.01%, 6/14/2006            $   344,890
                                         -----------
             (E)FEDERAL HOME LOAN BANK
             PC2.7%
   341,278   8.75%, 1/1/2011                 351,407
   370,174   8.75%, 2/1/2017                 381,450
   248,288   9.25%, 6/1/2002                 252,243
    43,237   9.50%, 10/1/2001                 44,250
                                         -----------
             Total                         1,029,350
                                         -----------
             (E)FEDERAL HOME LOAN
             MORTGAGE CORP.
             DEBENTURES9.2%
 2,000,000   6.50%, 6/8/2000               1,971,240
 1,500,000   7.055%, 8/2/2001              1,496,595
                                         -----------
             Total                         3,467,835
                                         -----------
             (E)FEDERAL HOME LOAN
             MORTGAGE CORP. PC20.9%
   500,000   6.00%, 10/15/2004               490,890
 1,750,000   6.10%, 6/15/2016              1,714,737
 2,000,000   7.00%, 11/15/2005             1,943,820
 1,558,000   7.50%, 9/15/2007              1,524,986
 1,000,000   7.50%, 9/15/2021                959,260
 1,000,000   9.00%, 6/15/2020              1,028,120
   164,209   9.50%, 1/15/2005                171,859
                                         -----------
             Total                         7,833,672
                                         -----------
             FEDERAL HOME LOAN MORT-
             GAGE CORP. 15-YEAR1.3%
   211,102   9.00%, 8/1/2001                 217,564
    89,068   9.50%, 10/1/2004                 92,212
   163,465   9.50%, 12/1/2001                169,235
                                         -----------
             Total                           479,011
                                         -----------
             FEDERAL HOME LOAN MORT-
             GAGE CORP. 30-YEAR2.9%
   115,149   9.00%, 5/1/2018                 119,572
    94,996   9.00%, 6/1/2016                  99,062
    84,866   9.50%, 10/1/2019                 89,878
   735,594   10.00%, 6/1/2018                790,984
                                         -----------
             Total                         1,099,496
                                         -----------


(See Notes to Portfolios of Investments)

24

U.S. GOVERNMENT
INCOME FUND (continued)

Principal
  Amount                                    Value
             (E)FEDERAL NATIONAL
             MORTGAGE ASSOCIATION
             DEBENTURES17.4%
$1,000,000   7.60%, 4/14/2004            $   992,230
 5,500,000   8.05%, 7/14/2004              5,525,025
                                         -----------
             Total                         6,517,255
                                         -----------
             (E)FEDERAL NATIONAL
             MORTGAGE ASSOCIATION
             REMIC3.9%
 1,000,000   7.50%, 3/25/2021                987,660
   496,127   9.00%, 6/25/2019                497,784
                                         -----------
             Total                         1,485,444
                                         -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 15-YEAR0.3%
    91,083   10.75%, 1/1/2001                 96,590
                                         -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 30-YEAR1.2%
   302,369   8.50%, 2/1/2011                 310,965
   119,486   9.50%, 8/1/2020                 128,073
                                         -----------
             Total                           439,038
                                         -----------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION
             POOL1.5%
    97,328   7.00%, 11/15/2009                95,898
   386,383   7.00%, 9/15/2010                380,703
    92,743   9.50%, 7/15/2020                 99,408
                                         -----------
             Total                           576,009
                                         -----------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION
             30-YEAR7.6%
   792,194   8.00%, 10/15/2022               774,757
 1,129,554   8.00%, 11/15/2022             1,129,893
   451,814   9.00%, 2/15/2020                471,292
   447,841   9.50%, 6/15/2020                477,363
                                         -----------
             Total                         2,853,305
                                         -----------
             U.S. TREASURY BONDS18.1%
 1,250,000   7.125%, 2/15/2023             1,228,875
 1,000,000   8.00%, 11/15/2021             1,082,150
   750,000   8.75%, 5/15/2020                872,798
 3,000,000   10.75%, 2/15/2003             3,602,640
                                         -----------
             Total                         6,786,463
                                         -----------
Principal
  Amount                                    Value
             U.S. TREASURY NOTES10.5%
$1,600,000   5.625%, 11/30/2000          $ 1,537,536
    32,000   6.375%, 7/15/1999                31,905
 2,250,000   9.25%, 8/15/1998              2,368,035
                                         -----------
             Total                         3,937,476
                                         -----------
             TOTAL LONG-TERM
             OBLIGATIONS (IDENTIFIED
             COST $37,622,661)            36,945,834
                                         -----------

             (B)REPURCHASE
             AGREEMENT1.1%
   395,000   HSBC Securities, Inc.,
             5.19%, dated 8/30/1996,
             due 9/3/1996 (at amortized
             cost)                           395,000
                                         -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $38,017,661)                $37,340,834
                                         -----------
                                         -----------


(See Notes to Portfolios of Investments)

                                                                              25

CASH RESERVE FUND

Principal
  Amount                                    Value
             (F)COMMERCIAL PAPER86.6%
             COMPUTER SERVICES3.0%
$5,000,000   Electronic Data Systems
             Corp., 5.38%, 9/24/1996     $ 4,982,814
                                         -----------
             CONSUMER DURABLES2.9%
 5,000,000   Toyota Motor Credit Corp.,
             5.30%, 9/27/1996              4,980,861
                                         -----------
             CONSUMER
             NON-DURABLES14.8%
 5,000,000   Anheuser-Busch Compa-
             nies., Inc., 5.34%,
             9/3/1996                      4,998,517
 5,000,000   Coca-Cola Co., 5.35%,
             10/15/1996                    4,967,306
 5,000,000   Heinz (H.J.) Co., 5.27%,
             10/15/1996                    4,967,794
 5,000,000   Colgate-Palmolive Co.,
             5.37%, 9/27/1996              4,980,608
 5,000,000   Philip Morris Cos., Inc.,
             5.23%, 9/23/1996              4,984,019
                                         -----------
             Total                        24,898,244
                                         -----------
             CONSUMER SERVICES3.0%
 5,000,000   Disney (Walt) Co., 5.38%,
             9/6/1996                      4,996,264
                                         -----------
             ELECTRONIC
             TECHNOLOGY2.9%
 5,000,000   Hewlett Packard Co.,
             5.25%, 11/26/1996             4,937,292
                                         -----------
             ENERGY MINERALS3.0%
 5,000,000   Atlantic Richfield Co.,
             5.30%, 9/25/1996              4,982,333
                                         -----------
             FINANCE11.8%
 5,000,000   American General Finance
             Corp., 5.40%, 9/26/1996       4,981,250
 5,000,000   Ford Motor Credit Corp.,
             5.31%, 11/7/1996              4,950,588
 5,000,000   Paccar Financial Corp.,
             5.39%, 9/16/1996              4,988,770
 5,000,000   Norwest Corp., 5.40%,
             10/2/1996                     4,976,750
                                         -----------
             Total                        19,897,358
                                         -----------
             FINANCECOMMERCIAL17.6%
 5,000,000   CIT Group Holdings, Inc.,
             5.31%, 10/1/1996              4,977,875
Principal
  Amount                                    Value
$5,000,000   Deere (John) Capital
             Corp., 5.30%, 11/6/1996     $ 4,951,417
 5,000,000   Falcon Asset
             Securitization Corp.,
             5.31%, 9/5/1996               4,997,050
 5,000,000   General Electric Capital
             Corp., 5.31%, 11/4/1996       4,952,800
 5,000,000   Transamerica Finance
             Corp., 5.36%, 1/28/1997       4,889,078
 5,000,000   U.S.A.A. Capital Corp.,
             5.33%, 1/16/1997              4,898,582
                                         -----------
             Total                        29,666,802
                                         -----------
             FINANCERETAIL5.8%
 5,000,000   Beta Finance, Inc., 5.42%,
             2/7/1997                      4,880,308
 5,000,000   Commercial Credit Co.,
             5.27%, 10/24/1996             4,961,207
                                         -----------
             Total                         9,841,515
                                         -----------
             FOOD & BEVERAGE2.9%
 5,000,000   Cargill, Inc., 5.27%,
             11/18/1996                    4,942,908
                                         -----------
             FUNDING CORPORATION2.9%
 5,000,000   CIESCO, Inc., 5.40%,
             10/1/1996                     4,977,500
                                         -----------
             HEALTH TECHNOLOGY1.2%
 2,000,000   Abbott Laboratories,
             5.32%, 9/23/1996              1,993,498
                                         -----------
             OIL3.0%
 5,000,000   Chevron Oil Finance Co.,
             5.30%, 9/24/1996              4,983,069
                                         -----------
             PROCESS INDUSTRIES2.9%
 5,000,000   Du Pont (E.I.) de Nemours
             & Co., 5.31%, 1/22/1997       4,894,538
                                         -----------
             RETAIL TRADE3.0%
 5,000,000   Toys R Us, Inc., 5.31%,
             9/6/1996                      4,996,313
                                         -----------


(See Notes to Portfolios of Investments)

26

                                                          U.S. TREASURY MONEY
CASH RESERVE FUND (continued)                             MARKET FUND

Principal
  Amount                                    Value
             UTILITIES5.9%
$5,000,000   AT&T Corp., 5.30%,
             2/10/1997                   $ 4,880,750
 5,000,000   BellSouth Telecommunica-
             tions, Inc., 5.32%,
             9/13/1996                     4,991,133
                                         -----------
             Total                         9,871,883
                                         -----------
             TOTAL COMMERCIAL PAPER     $145,843,192
                                         -----------
             (F)BANKERS
             ACCEPTANCE3.0%
             FINANCE3.0%
 5,000,000   First Union Corp., 5.28%,
             9/13/19969/23/1996            4,986,800
                                         -----------

             (B)REPURCHASE
             AGREEMENT10.7%
18,096,000   State Street Bank and
             Trust Co., 5.21%, dated
             8/30/1996, due 9/3/1996      18,096,000
                                         -----------
             TOTAL INVESTMENTS (AT
             AMORTIZED COST)             $168,925,992
                                         -----------
                                         -----------

Principal
  Amount                                    Value
             U.S. TREASURY BILLS38.0%
$52,000,000  9/5/199612/19/1996          $51,694,940
                                         -----------
             U.S. TREASURY NOTES16.9%
 8,000,000   7.25%, 11/15/1996             8,030,986
15,000,000   4.75%, 2/15/1997             14,951,780
                                         -----------
             TOTAL U.S. TREASURY NOTES    22,982,766
                                         -----------
             (B)REPURCHASE
             AGREEMENTS45.2%
30,000,000   HSBC Securities, Inc.,
             5.19%, dated 8/30/1996,
             due 9/3/1996                 30,000,000
31,496,000   State Street Bank and
             Trust Co., 5.21%, dated
             8/30/1996, due 9/3/1996      31,496,000
                                         -----------
             TOTAL REPURCHASE
             AGREEMENTS                   61,496,000
                                         -----------
             TOTAL INVESTMENTS, (AT
             AMORTIZED COST)             $136,173,706
                                         -----------
                                         -----------


(See Notes to Portfolios of Investments)

                                                                              27


                                                           TOWER MUTUAL FUNDS
 Notes to Portfolios of Investments
                                                           August 31, 1996

(a) Non-income producing security.

(b) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(c) At August 31, 1996, 7.3% of the total investments at market value were subject to alternative minimum tax.

(d) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(e) Because of monthly principal payments, the average lives of the Federal Home Loan Bank Participation Certificates, Federal Home Loan Mortgage Corp. Debentures and Participation Certificates, and Federal National Mortgage Association Debentures and REMICs are less than the indicated periods.

(f) Rate shown represents yield to maturity.

The following acronyms are used throughout these portfolios:

ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
BIG        -- Bond Investors Guaranty
COL        -- Collateralized
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
INS        -- Insured
LOC        -- Letter of Credit
LT         -- Limited Tax
MBIA       -- Municipal Bond Investors Assurance
PC         -- Participation Certificate
PFA        -- Public Facility Authority
PRF        -- Pre-Refunded
REMIC      -- Real Estate Mortgage Investment Conduit
SFM        -- Single Family Mortgage
UT         -- Unlimited Tax

                                                                 FOR FEDERAL TAX PURPOSES
                                                             NET UNREALIZED        GROSS            GROSS         TOTAL
                                                COST OF       APPRECIATION      UNREALIZED       UNREALIZED        NET
  TOWER MUTUAL FUNDS                          INVESTMENTS    (DEPRECIATION)    APPRECIATION     DEPRECIATION     ASSETS*
  Capital Appreciation Fund                   $136,180,000     $33,131,351      $34,872,764       $1,741,413 169,647,726
  Louisiana Municipal Income Fund              64,629,569        2,173,863        2,381,478         207,615   65,716,666
  Total Return Bond Fund                       69,685,482         (545,041)         361,378         906,419   71,188,255
  U.S. Government Income Fund                  38,017,661         (676,827)         254,014         930,841   37,543,875
  Cash Reserve Fund                           168,925,992               --               --              --  168,343,868
  U.S. Treasury Money Market Fund             136,173,706               --               --              --  136,068,361


* The categories of investments are shown as a percentage of net assets at August 31, 1996.

(See Notes which are an integral part of the Financial Statements)

28





                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                              29


                                                           TOWER MUTUAL FUNDS
 Statements of Assets and Liabilities
                                                           August 31, 1996

                                                                         CAPITAL         LOUISIANA
                                                                      APPRECIATION       MUNICIPAL
                                                                          FUND          INCOME FUND
ASSETS:
  Investments in repurchase agreements                                $   4,380,000     $        --
  Investments in securities                                             164,931,351      66,803,432
                                                                     ---------------  ---------------
    Total investments in securities, at value                           169,311,351      66,803,432
  Cash                                                                        4,978              --
  Income receivable                                                         401,604         953,851
  Receivable for investments sold                                                --              --
  Receivable for shares sold                                                 13,748          98,081
  Deferred expenses                                                              --              --
                                                                     ---------------  ---------------
    Total assets                                                        169,731,681      67,855,364
                                                                     ---------------  ---------------
LIABILITIES:
  Payable for investments purchased                                              --       1,900,429
  Payable for shares redeemed                                                35,593          34,760
  Income distribution payable                                                    --         157,491
  Payable to Bank                                                                --          25,911
  Accrued expenses                                                           48,362          20,107
                                                                     ---------------  ---------------
    Total liabilities                                                        83,955       2,138,698
                                                                     ---------------  ---------------
NET ASSETS CONSIST OF:
  Paid in capital                                                       118,027,192      63,791,872
  Net unrealized appreciation (depreciation) of investments              33,185,259       2,173,863
  Accumulated net realized gain (loss) on investments                    18,343,942        (324,586)
  Undistributed net investment income                                        91,333          75,517
                                                                     ---------------  ---------------
    Total Net Assets                                                  $ 169,647,726     $65,716,666
                                                                     ---------------  ---------------
Shares Outstanding                                                        9,491,485       6,005,790
                                                                     ---------------  ---------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE
  (net assets / shares outstanding)                                          $17.87          $10.94
                                                                     ---------------  ---------------
Offering Price Per Share*                                                    $18.42 **        $11.28  **
                                                                     ---------------  ---------------
Investments, at identified cost                                      $  136,126,092   $  64,629,569
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------
Investments, at tax cost                                             $  136,180,000   $  64,629,569
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------


 * See "What Shares Cost" in the Prospectus.

 ** Computation of offering price: 100/97 of net asset value.

(See Notes which are an integral part of the Financial Statements)

30

     TOTAL       U.S. GOVERNMENT       CASH         U.S. TREASURY
  RETURN BOND        INCOME           RESERVE       MONEY MARKET
     FUND             FUND             FUND             FUND
  $ 2,763,000      $   395,000     $  18,096,000    $  61,496,000
   66,377,441       36,945,834       150,829,992       74,677,706
---------------  ---------------  ---------------  ---------------
   69,140,441       37,340,834       168,925,992      136,173,706
           --            1,805             3,988            6,304
      731,159          350,541             5,238          222,474
    3,000,000               --                --               --
        1,029            5,114           248,780           13,081
          961               --                --              620
---------------  ---------------  ---------------  ---------------
   72,873,590       37,698,294       169,183,998      136,416,185
---------------  ---------------  ---------------  ---------------
    1,494,720               --                --               --
        1,000            1,603           254,887           10,868
       60,800          149,490           537,570          322,882
           --               --                --               --
      128,815            3,326            47,673           14,074
---------------  ---------------  ---------------  ---------------
    1,685,335          154,419           840,130          347,824
---------------  ---------------  ---------------  ---------------
   72,494,170       41,702,183       168,343,868      136,068,361
     (545,041)        (676,827)               --               --
     (819,311)      (3,522,603)               --               --
       58,437           41,122                --               --
---------------  ---------------  ---------------  ---------------
  $71,188,255      $37,543,875     $ 168,343,868    $ 136,068,361
---------------  ---------------  ---------------  ---------------
    7,286,550        3,823,561       168,343,868      136,068,361
---------------  ---------------  ---------------  ---------------
  $      9.77      $      9.82     $        1.00    $        1.00
---------------  ---------------  ---------------  ---------------
  $     10.07**    $     10.12**   $        1.00    $        1.00
---------------  ---------------  ---------------  ---------------
  $69,685,482      $38,017,661     $ 168,925,992    $ 136,173,706
---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------
  $69,685,482      $38,017,661     $ 168,925,992    $ 136,173,706
---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------


                                                                              31


                                                           TOWER MUTUAL FUNDS
 Statements of Operations
                                             Year Ended August 31, 1996

                                                                         CAPITAL         LOUISIANA
                                                                      APPRECIATION       MUNICIPAL
                                                                          FUND          INCOME FUND
INVESTMENT INCOME:
  Dividends                                                            $ 3,523,749      $        --
  Interest                                                                 203,388        4,055,332
                                                                     ---------------  ---------------
    Total income                                                         3,727,137        4,055,332
                                                                     ---------------  ---------------
EXPENSES:
  Investment advisory fee                                                1,204,309          298,550
  Administrative personnel and services fee                                206,816           85,488
  Custodian fees                                                            36,887           12,648
  Transfer and dividend disbursing agent fees and expenses                  40,568           39,572
  Directors'/Trustees' fees                                                  7,768            4,226
  Auditing fees                                                             17,338           14,369
  Legal fees                                                                 2,146            3,586
  Portfolio accounting fees                                                 55,423           64,273
  Distribution services fee                                                401,436               --
  Share registration costs                                                  10,358            9,780
  Printing and postage                                                       6,410            6,508
  Insurance premiums                                                         3,790            3,094
  Miscellaneous                                                              1,642            3,803
                                                                     ---------------  ---------------
    Total expenses                                                       1,994,891          545,897
Waivers--
  Waiver of investment advisory fee                                             --          (53,076)
                                                                     ---------------  ---------------
  Net expenses                                                           1,994,891          492,821
                                                                     ---------------  ---------------
  Net investment income                                                  1,732,246        3,562,511
                                                                     ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                               21,484,071          328,333
  Net change in unrealized appreciation (depreciation) of invest-
    ments                                                                2,454,787         (599,781)
                                                                     ---------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  23,938,858         (271,448)
                                                                     ---------------  ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         $25,671,104      $ 3,291,063
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------


(See Notes which are an integral part of the Financial Statements)

32

     TOTAL       U.S. GOVERNMENT       CASH         U.S. TREASURY
  RETURN BOND        INCOME           RESERVE       MONEY MARKET
     FUND             FUND             FUND             FUND
  $        --      $        --      $        --      $        --
    4,912,617        3,067,843       10,828,277        6,739,912
---------------  ---------------  ---------------  ---------------
    4,912,617        3,067,843       10,828,277        6,739,912
---------------  ---------------  ---------------  ---------------
      501,491          183,788          778,592          500,504
       92,287           52,624          250,721          161,067
       17,910           14,755           41,430           34,633
       29,834           42,580           34,687           35,695
        4,294            1,935           11,011            5,795
       13,699           13,003           16,672           15,956
        1,829            3,531            4,356            4,320
       58,977           52,833           49,068           39,997
      179,104               --          486,620               --
       10,218            9,238           11,368            4,339
        6,418            2,577            5,793            4,471
        3,363            2,602            5,065            4,405
        3,249            1,211              397            9,399
---------------  ---------------  ---------------  ---------------
      922,673          380,677        1,695,780          820,581
           --          (24,505)              --         (275,277)
---------------  ---------------  ---------------  ---------------
      922,673          356,172        1,695,780          545,304
---------------  ---------------  ---------------  ---------------
    3,989,944        2,711,671        9,132,497        6,194,608
---------------  ---------------  ---------------  ---------------
      562,208         (474,449)              --               --

   (2,533,917)        (734,318)              --               --
---------------  ---------------  ---------------  ---------------
   (1,971,709)      (1,208,767)              --               --
---------------  ---------------  ---------------  ---------------
  $ 2,018,235      $ 1,502,904      $ 9,132,497      $ 6,194,608
---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------


                                                                              33


                                                           TOWER MUTUAL FUNDS
 Statements of Changes in Net Assets

                                                                                                 LOUISIANA MUNICIPAL
                                                            CAPITAL APPRECIATION FUND                INCOME FUND
                                                              YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                           AUGUST 31,       AUGUST 31,       AUGUST 31,       AUGUST 31,
                                                              1996             1995             1996             1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                    $ 1,732,246      $ 1,976,834      $ 3,562,511     $ 3,875,691
  Net realized gain (loss) on investments                   21,484,071        5,776,399          328,333       (644,227)
  Net change in unrealized appreciation (depreciation)       2,454,787       17,920,887         (599,781)     1,707,708
                                                         ---------------  ---------------  -----------------------------
    Change in net assets resulting from operations          25,671,104       25,674,120        3,291,063      4,939,172
                                                         ---------------  ---------------  -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  (1,745,652)      (2,029,845)      (3,561,907)    (3,801,921)
  Distributions from net realized gain on investments       (7,513,977)      (2,669,232)              --       (563,576)
                                                         ---------------  ---------------  -----------------------------
    Change in net assets from distributions
      to shareholders                                       (9,259,629)      (4,699,077)      (3,561,907)    (4,365,497)
                                                         ---------------  ---------------  -----------------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares                              33,055,554       15,224,935        7,858,208      7,153,333
  Net asset value of shares issued to shareholders in
    payment of distributions declared                        7,256,316        3,279,872        1,709,419      2,452,299
  Cost of shares redeemed                                  (31,551,308)     (34,084,951)     (11,180,328)   (22,276,998)
                                                         ---------------  ---------------  ----------------------------
    Change in net assets resulting from
      share transactions                                     8,760,562      (15,580,144)      (1,612,701)   (12,671,366)
                                                         ---------------  ---------------  ----------------------------
      Change in net assets                                  25,172,037        5,394,899       (1,883,545)  (12,097,691)
NET ASSETS:
  Beginning of period                                      144,475,689      139,080,790       67,600,211     79,697,902
                                                         ---------------  ---------------  -----------------------------
  End of period                                            $169,647,726     $144,475,689     $65,716,666    $67,600,211
                                                         ---------------  ---------------  -----------------------------
                                                         ---------------  ---------------  -----------------------------
  Undistributed net investment income included in net
    assets at end of period                                $    91,333      $   104,739      $    75,517    $    74,913
                                                         ---------------  ---------------  -----------------------------
                                                         ---------------  ---------------  -----------------------------
  Net gain (loss) as computed for federal tax purposes     $21,433,652      $ 5,857,912      $  (229,807)   $   (86,087)
                                                         ---------------  ---------------  -----------------------------
                                                         ---------------  ---------------  -----------------------------


(See Notes which are an integral part of the Financial Statements)

34

                                                                                                       U.S. TREASURY
                                          U.S. GOVERNMENT                                                  MONEY
     TOTAL RETURN BOND FUND                 INCOME FUND                    CASH RESERVE FUND            MARKET FUND
     YEAR             YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
     ENDED            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
  AUGUST 31,       AUGUST 31,       AUGUST 31,       AUGUST 31,       AUGUST 31,       AUGUST 31,       AUGUST 31,
     1996             1995             1996             1995             1996             1995             1996
 $   3,989,944    $   4,006,295    $   2,711,671    $   3,488,037    $   9,132,497    $   9,913,465    $   6,194,608
       562,208           27,032         (474,449)      (2,290,190)              --               --               --
    (2,533,917)       2,863,184         (734,318)       2,760,429               --               --               --
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     2,018,235        6,896,511        1,502,904        3,958,276        9,132,497        9,913,465        6,194,608
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    (4,074,428)      (3,888,156)      (2,789,759)      (3,395,460)      (9,132,497)      (9,913,465)      (6,194,608)
            --               --               --               --               --               --               --
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    (4,074,428)      (3,888,156)      (2,789,759)      (3,395,460)      (9,132,497)      (9,913,465)      (6,194,608)
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    15,497,407       12,812,859        4,723,431        2,611,463      432,905,070      372,472,324      315,672,475
     3,455,297        3,525,916          911,699        1,153,323        1,471,325        1,342,657        2,390,350
   (15,162,898)     (21,980,675)      (9,397,530)     (28,785,487)    (457,274,889)    (366,494,602)    (298,483,536)
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     3,789,806       (5,641,900)      (3,762,400)     (25,020,701)     (22,898,494)       7,320,379       19,579,289
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     1,733,613       (2,633,545)      (5,049,255)     (24,457,885)     (22,898,494)       7,320,379       19,579,289
    69,454,642       72,088,187       42,593,130       67,051,015      191,242,362      183,921,983      116,489,072
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
 $  71,188,255    $  69,454,642    $  37,543,875    $  42,593,130    $ 168,343,868    $ 191,242,362    $ 136,068,361
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
 $      58,437    $     142,921    $      41,122    $     119,210               --               --               --
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
 $     264,963    $  (1,035,780)   $  (1,298,006)   $  (1,657,595)              --               --               --
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------




      YEAR
      ENDED
    AUGUST 31,
      1995
  $   4,398,558
             --
             --
 ---------------
      4,398,558
 ---------------
     (4,398,558)
             --
 ---------------
     (4,398,558)
 ---------------
    307,600,098
        992,817
   (237,126,184)
 ---------------
     71,466,731
 ---------------
     71,466,731
     45,022,341
 ---------------
  $ 116,489,072
 ---------------
 ---------------
             --
 ---------------
 ---------------
             --
 ---------------
 ---------------


                                                                              35


 Financial Highlights
(For a share outstanding throughout each period)

                                                                                                      DISTRIBUTIONS
  YEAR      NET ASSET                   NET REALIZED                 DISTRIBUTIONS   DISTRIBUTIONS         IN
  ENDED      VALUE,          NET       AND UNREALIZED   TOTAL FROM    FROM NET        FROM NET        EXCESS OF NET
 AUGUST     BEGINNING    INVESTMENT    GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     REALIZED GAIN      INVESTMENT
   31,      OF PERIOD      INCOME        INVESTMENTS    OPERATIONS     INCOME      ON INVESTMENTS        INCOME
CAPITAL APPRECIATION FUND
1989(a)     $   10.17          0.33            2.68           3.01        (0.24)             --                --
1990        $   12.94          0.38           (0.76)         (0.38)       (0.39)          (0.22)            (0.02)(g)
1991        $   11.93          0.33            2.45           2.78        (0.36)             --                --
1992        $   14.35          0.29            0.11           0.40        (0.27)          (0.46)               --
1993        $   14.02          0.30            2.00           2.30        (0.30)          (1.42)               --
1994        $   14.60          0.23            0.36           0.59        (0.25)          (1.13)               --
1995        $   13.81          0.22            2.54           2.76        (0.21)          (0.27)               --
1996        $   16.09          0.19            2.62           2.81        (0.19)          (0.84)               --
LOUISIANA MUNICIPAL INCOME FUND
1989(a)     $   10.00          0.43            0.14           0.57        (0.43)             --                --
1990        $   10.14          0.64           (0.16)          0.48        (0.64)             --                --
1991        $    9.98          0.64            0.48           1.12        (0.64)             --                --
1992        $   10.46          0.64            0.48           1.12        (0.64)          (0.03)               --
1993        $   10.91          0.62            0.73           1.35        (0.62)          (0.04)               --
1994        $   11.60          0.59           (0.68)         (0.09)       (0.59)          (0.10)               --
1995        $   10.82          0.59            0.24           0.83        (0.58)          (0.08)               --
1996        $   10.99          0.60           (0.05)          0.55        (0.60)             --                --
TOTAL RETURN BOND FUND
1993(b)     $   10.00          0.56            0.48           1.04        (0.55)             --                --
1994        $   10.49          0.57           (0.83)         (0.26)       (0.57)          (0.02)               --
1995        $    9.64          0.56            0.39           0.95        (0.54)             --                --
1996        $   10.05          0.56           (0.27)          0.29        (0.57)             --                --
U.S. GOVERNMENT INCOME FUND
1989(a)     $   10.17          0.69            0.03           0.72        (0.69)             --                --
1990        $   10.20          0.86           (0.11)          0.75        (0.86)          (0.02)               --
1991        $   10.07          0.85            0.43           1.28        (0.85)          (0.01)               --
1992        $   10.49          0.79            0.30           1.09        (0.79)          (0.04)               --
1993        $   10.75          0.74            0.12           0.86        (0.74)          (0.01)            (0.01)(g)
1994        $   10.85          0.69           (0.89)         (0.20)       (0.69)          (0.04)               --
1995        $    9.92          0.71            0.20           0.91        (0.69)             --                --
1996        $   10.14          0.67           (0.30)          0.37        (0.69)             --                --
CASH RESERVE FUND
1989(a)     $    1.00          0.07              --           0.07        (0.07)             --                --
1990        $    1.00          0.08              --           0.08        (0.08)             --                --
1991        $    1.00          0.06              --           0.06        (0.06)             --                --
1992        $    1.00          0.04              --           0.04        (0.04)             --                --
1993        $    1.00          0.02              --           0.02        (0.02)             --                --
1994        $    1.00          0.03              --           0.03        (0.03)             --                --
1995        $    1.00          0.05              --           0.05        (0.05)             --                --
1996        $    1.00          0.05              --           0.05        (0.05)             --                --
U.S. TREASURY MONEY MARKET FUND
1993(c)     $    1.00         0.002              --          0.002       (0.002)             --                --
1994        $    1.00          0.03              --           0.03        (0.03)             --                --
1995        $    1.00          0.05              --           0.05        (0.05)             --                --
1996        $    1.00          0.05              --           0.05        (0.05)             --                --


(a) Reflects operations for the period from October 14, 1988 (date of initial public investment) to August 31, 1989.
(b) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from July 19, 1993 (date of initial public investment) to August 31, 1993.
(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(e) Computed on an annualized basis.
(f) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(g) These distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

36

                                           RATIOS TO AVERAGE NET ASSETS
                                                                              NET ASSETS,
                                                                                END OF
              NET ASSET                                 NET                     PERIOD      PORTFOLIO     AVERAGE
   TOTAL     VALUE, END      TOTAL                  INVESTMENT     EXPENSE       (000       TURNOVER    COMMISSION
DISTRIBUTIONS  OF PERIOD   RETURN(d)    EXPENSES      INCOME      WAIVER(f)    OMITTED)       RATE       RATE PAID

     (0.24)   $   12.94        32.29%        0.56%(e)       4.00%(e)  0.83%(e) $  48,093           70%          --
     (0.63)   $   11.93        (3.11%)       0.42%        3.06%        0.75%   $  60,448          123%          --
     (0.36)   $   14.35        23.77%        0.74%        2.58%        0.29%   $  87,927          124%          --
     (0.73)   $   14.02         2.93%        0.83%        1.99%        0.25%   $  73,653          163%          --
     (1.72)   $   14.60        17.89%        0.85%        2.10%        0.18%   $ 140,808          127%          --
     (1.38)   $   13.81         4.27%        1.09%        1.67%          --    $ 139,081          118%          --
     (0.48)   $   16.09        20.71%        1.25%        1.46%          --    $ 144,476           69%          --
     (1.03)   $   17.87        18.03%        1.24%        1.08%          --    $ 169,648           69%   $  0.0632

     (0.43)   $   10.14         5.82%        0.62%(e)     6.57%(e)     0.61%(e)$  12,285           28%          --
     (0.64)   $    9.98         4.89%        0.81%        6.35%        0.41%   $  31,380           32%          --
     (0.64)   $   10.46        11.59%        0.74%        6.29%        0.20%   $  42,210           26%          --
     (0.67)   $   10.91        11.02%        0.65%        6.04%        0.16%   $  57,547           19%          --
     (0.66)   $   11.60        12.75%        0.66%        5.59%        0.14%   $  85,914           32%          --
     (0.69)   $   10.82        (0.76%)       0.71%        5.24%        0.08%   $  79,698           33%          --
     (0.66)   $   10.99         8.20%        0.77%        5.54%        0.08%   $  67,600           22%          --
     (0.60)   $   10.94         5.04%        0.74%        5.37%        0.08%   $  65,717           17%          --

     (0.55)   $   10.49        10.39%        0.77%(e)     6.56%(e)     0.22%(e)$  63,608           78%          --
     (0.59)   $    9.64        (2.46%)       1.21%        5.62%          --    $  72,088           96%          --
     (0.54)   $   10.05        10.19%        1.30%        5.71%          --    $  69,455           91%          --
     (0.57)   $    9.77         2.90%        1.29%        5.57%          --    $  71,188           38%          --
     (0.69)   $   10.20         9.20%        0.59%(e)     8.64%(e)     0.52%(e)$  15,753           42%          --
     (0.88)   $   10.07         7.48%        0.69%        8.50%        0.45%   $  32,596           32%          --
     (0.86)   $   10.49        13.27%        0.68%        8.30%        0.17%   $  48,482           20%          --
     (0.83)   $   10.75        10.72%        0.69%        7.51%        0.11%   $  61,646           36%          --
     (0.76)   $   10.85         8.11%        0.68%        7.03%        0.11%   $  86,597           61%          --
     (0.73)   $    9.92        (1.67%)       0.74%        6.68%        0.06%   $  67,051           26%          --
     (0.69)   $   10.14         9.60%        0.82%        7.02%        0.06%   $  42,593            5%          --
     (0.69)   $    9.82         3.72%        0.87%        6.64%        0.06%   $  37,544           27%          --

     (0.07)   $    1.00         6.86%        0.75%(e)     8.68%(e)       --    $ 169,303           --           --
     (0.08)   $    1.00         8.02%        0.77%        7.71%        0.01%   $ 300,668           --           --
     (0.06)   $    1.00         6.45%        0.80%        6.30%          --    $ 249,822           --           --
     (0.04)   $    1.00         3.75%        0.89%        3.79%        0.03%   $ 162,038           --           --
     (0.02)   $    1.00         2.49%        0.89%        2.48%          --    $ 154,052           --           --
     (0.03)   $    1.00         2.73%        0.91%        2.71%          --    $ 183,922           --           --
     (0.05)   $    1.00         4.97%        0.86%        4.87%          --    $ 191,242           --           --
     (0.05)   $    1.00         4.79%        0.87%        4.69%          --    $ 168,344           --           --

    (0.002)   $    1.00         0.34%        0.50%(e)     2.80%(e)     0.32%(e)$  33,995           --           --
     (0.03)   $    1.00         2.85%        0.66%        2.85%        0.23%   $  45,022           --           --
     (0.05)   $    1.00         5.15%        0.46%        5.15%        0.22%   $ 116,489           --           --
     (0.05)   $    1.00         5.08%        0.44%        4.95%        0.22%   $ 136,068           --           --


                                                                              37


                                                            TOWER MUTUAL FUNDS
  Combined Notes to Financial Statements
                                                               August 31, 1996

  (1) ORGANIZATION

  Tower Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

              Portfolio Name                Diversification                  Investment Objective
  Tower Capital Appreciation Fund             diversified    Provide growth of capital and income.
  ("Capital Appreciation Fund")
  Tower Louisiana Municipal Income Fund     non-diversified  Provide current income which is generally exempt
  ("Louisiana Municipal Income Fund")                        from federal regular income tax and personal income
                                                             taxes imposed by the state of Louisiana.
  Tower Total Return Bond Fund                diversified    Maximize total return.
  ("Total Return Bond Fund")
  Tower U.S. Government Income Fund           diversified    Provide current income.
  ("U.S. Government Income Fund")
  Tower Cash Reserve Fund                     diversified    Current income consistent with stability of
  ("Cash Reserve Fund")                                      principal.
  Tower U.S. Treasury Money Market Fund       diversified    Current income consistent with stability of
  ("U.S. Treasury Money Market Fund")                        principal and liquidity.


  The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  (2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

      INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Cash Reserve Fund and U.S. Treasury Money Market Funds' use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For Capital Appreciation Fund, Louisiana Municipal Income Fund, Total Return Bond Fund, and U.S. Government Income Fund, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

      REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to

38

      ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

      The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

      INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

      At August 31, 1996, Louisiana Municipal Income Fund, Total Return Bond Fund, and U.S. Government Income Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

                                                                                                 Total Tax
                                                                      Expiration Year              Loss
  Fund                                                          2002       2003       2004     Carryforward
  Louisiana Municipal Income Fund                             $      --  $  86,087  $ 229,807   $   315,894
  Total Return Bond Fund                                      $      --  $ 818,651  $      --   $   818,651
  U.S. Government Income Fund                                 $  97,781  $1,657,595 $1,298,006  $ 3,053,382


      ADDITIONALLY, THE NET CAPITAL LOSS, AS NOTED BELOW, IS ATTRIBUTABLE TO SECURITY TRANSACTIONS INCURRED AFTER OCTOBER 31, 1995 ARE TREATED AS ARISING ON THE FIRST DAY OF THE FUNDS' NEXT TAXABLE YEAR (SEPTEMBER 1,
      1996).

                                                                                          Total Tax
                                                                                            Loss
  Fund                                                                                   Pushforward
  U.S. Government Income Fund                                                             $ 468,868


      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

      DEFERRED EXPENSES--The costs incurred by Total Return Bond Fund and U.S. Treasury Money Market Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method over a period of five years from each Fund's commencement date.

      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

      OTHER--Investment transactions are accounted for on the trade date.

                                                                              39


  (3) SHARES OF BENEFICIAL INTEREST

  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1996, Cash Reserve and U.S. Treasury Money Market Funds' capital paid-in aggregated $168,343,868, and $136,068,361, respectively.

  Transactions in shares were as follows:

  EQUITY AND INCOME FUNDS

                                                       Capital Appreciation  Louisiana Municipal
                                                               Fund              Income Fund
                                                        Year Ended August     Year Ended August
                                                               31,                   31,
                                                         1996       1995       1996       1995
  Shares sold                                          1,892,875  1,095,340    709,049    672,074
  Shares issued to shareholders in payment of
    distributions declared                               440,856    251,073    154,787    234,129
  Shares redeemed                                     (1,820,179)(2,437,091)(1,009,008)(2,118,527)
                                                       ---------  ---------  ---------  ---------
    Net change resulting from share transactions         513,552 (1,090,678)  (145,172)(1,212,324)
                                                       ---------  ---------  ---------  ---------
                                                       ---------  ---------  ---------  ---------

                                                          Total Return Bond      U.S. Government
                                                                 Fund              Income Fund
                                                          Year Ended August     Year Ended August
                                                                 31,                   31,
                                                           1996       1995       1996       1995
  Shares sold                                            1,539,679  1,340,601    465,362    265,325
  Shares issued to shareholders in payment of
    distributions declared                                 344,081    364,803     90,519    117,298
  Shares redeemed                                       (1,507,834)(2,275,944)  (931,881)(2,944,932)
                                                         ---------  ---------  ---------  ---------
    Net change resulting from share transactions           375,926   (570,540)  (376,000)(2,562,309)
                                                         ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------


  MONEY MARKET FUNDS

                                                                                         U.S. Treasury Money
                                                                Cash Reserve Fund            Market Fund
                                                              Year Ended August 31,     Year Ended August 31,
                                                                1996         1995         1996         1995
  Shares sold                                                432,905,070  372,472,324  315,672,475  307,600,098
  Shares issued to shareholders in payment of
    distributions declared                                     1,471,325    1,342,657    2,390,350      992,817
  Shares redeemed                                           (457,274,889)(366,494,602)(298,483,536)(237,126,184)
                                                             -----------  -----------  -----------  -----------
Net change resulting from share transactions                 (22,898,494)   7,320,379   19,579,289   71,466,731
                                                             -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------


40


  (4) INVESTMENT ADVISORY FEE AND OTHER
      TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE--Hibernia National Bank, the Funds' investment adviser (the "Adviser") receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

                                                                                                Annual
  Fund                                                                                           Rate
  Capital Appreciation Fund                                                                        0.75%
  Louisiana Municipal Income Fund                                                                  0.45%
  Total Return Bond Fund                                                                           0.70%
  U.S. Government Income Fund                                                                      0.45%
  Cash Reserve Fund                                                                                0.40%
  U.S. Treasury Money Market Fund                                                                  0.40%


      The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

      ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

      DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's shares, annually, to reimburse FSC. During the fiscal year ended August 31, 1996, Louisiana Municipal Income Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund did not incur distribution service fees.

      TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

      PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

      CUSTODIAN FEES--Hibernia National Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

      ORGANIZATIONAL EXPENSES--Organizational expenses were initially borne by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the period ended August 31, 1996, the Funds paid the following pursuant to this agreement.

                                                                                   Amount reimbursed
                                                                     Expenses of    to FAS for the
                                                                     organizing      period ended
  Fund                                                                the Funds     August 31, 1996
  Total Return Bond Fund                                              $  13,075        $   3,042
  U.S. Treasury Money Market Fund                                     $  17,585        $   4,977


                                                                              41

      GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

  (5) INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1996, were as follows:

  Fund                                                                             Purchases      Sales
  Capital Appreciation Fund                                                       $108,749,087 $107,076,122
  Louisiana Municipal Income Fund                                                 $ 11,143,844  $13,819,880
  Total Return Bond Fund                                                          $ 28,642,560  $25,437,465
  U.S. Government Income Fund                                                     $ 10,883,645  $13,886,846


  (6) CONCENTRATION OF CREDIT RISK

  Since Louisiana Municipal Income Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at August 31, 1996, 73.6% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 21.7% of total investments.

42


 Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
TOWER MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tower Mutual Funds (comprising, respectively, Tower Capital Appreciation Fund, Tower Louisiana Municipal Income Fund, Tower Total Return Bond Fund, Tower U.S. Government Income Fund, Tower Cash Reserve Fund and Tower U.S. Treasury Money Market Fund) as of August 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Tower Mutual Funds, as identified above, at August 31, 1996, the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
October 10, 1996

                                                                              43

                               TOWER MUTUAL FUNDS

                ------------------------------------------------
                              TRUSTEES AND OFFICERS
------------------------------------        ------------------------------------

              TRUSTEES                                      OFFICERS
              EDWARD C. GONZALES                            EDWARD C. GONZALES
              ROBERT L. DIBENEDETTO, M.D.                   President and Treasurer
              JAMES A. GAYLE, SR.                           JEFFREY W. STERLING
              J. GORDON REISCHE                             Vice President and Assistant Treasurer
                                                            PETER J. GERMAIN
                                                            Secretary
                                                            GAIL CAGNEY
                                                            Assistant Secretary

              MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE
              NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
              CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN
              MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
              INVESTED. ALTHOUGH MONEY MARKET FUNDS SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
              PER SHARE, THERE IS NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

              THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR
              ACCOMPANIED BY THE FUNDS' PROSPECTUS WHICH CONTAINS FACTS CONCERNING THEIR OBJECTIVES AND
              POLICIES, MANAGEMENT FEES, EXPENSES AND OTHER INFORMATION.


44



891836108
891836207
891836306
891836504
891836405
891836603

Federated Securities Corp. is distributor of the fund.      G01262-01 (10-96)


                        TOWER MUTUAL FUNDS APPENDIX


A. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Tower Capital Appreciation Fund (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Composite Stock Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Standard & Poor's 500 Composite Stock Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/14/88 through 8/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Composite Stock Index; the ending values are $27,311 and $30,391, respectively.
B. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Tower Louisiana Municipal Income Fund (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Ten-Year Insured Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Lehman Brothers Ten-Year Insured Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/14/88 through 8/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Ten-Year Insured Index; the ending values are $16,700 and $18,729, respectively.

C. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Tower Total Return Bond Fund (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Salomon Brothers Broad Investment Grade Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Salomon Brothers Broad Investment Grade Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 11/2/92 through 8/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Salomon Brothers Broad Investment Grade Bond Index; the ending values are $11,683 and $12,714, respectively.

D. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Tower U.S. Government Income Fund (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Salomon Brothers Medium Term Broad Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Salomon Brothers Medium Term Broad Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/14/88 through 8/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Salomon Brothers Medium Term Broad Index; the ending values are $17,012 and $19,113, respectively.